UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 19, 2011

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street

Indianapolis, IN  46204

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code      (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders

Simon Property Group, Inc. (the “Company”) held its 2011 annual meeting of stockholders on May 19, 2011.  The Company’s stockholders took the following actions on the business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: elected eleven (11) directors each for a one-year term ending at the 2012 annual meeting of stockholders, including three (3) persons elected as directors by the voting trustees who vote the Class B common stock;

Proposal 2 — Advisory Vote on Executive Compensation: approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement;

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation: approved, on an advisory basis, the holding of future advisory votes on executive compensation every year.   In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold future advisory votes on executive compensation every year until the next advisory vote on frequency, which will be no later than the Company’s 2017 annual meeting of stockholders; and

Proposal 4 — Ratification of Independent Registered Public Accounting Firm: ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Melvyn E. Bergstein	252,689,775	3,937,229	60,004	9,831,146
Linda Walker Bynoe	247,771,864	8,792,888	122,256	9,831,146
Larry C. Glasscock	256,357,303	270,134	59,571	9,831,146
Karen N. Horn	234,436,582	22,128,267	122,159	9,831,146
Allan Hubbard	252,749,190	3,878,942	58,876	9,831,146
Reuben S. Leibowitz	252,697,547	3,928,069	61,392	9,831,146
Daniel C. Smith	256,416,010	212,539	58,459	9,831,146
J. Albert Smith, Jr.	251,590,431	5,040,154	56,423	9,831,146

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

Herbert Simon

David Simon

Richard S. Sokolov

Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
249,151,827	7,418,995	116,186	9,831,146

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
231,298,743	150,999	25,128,610	108,656	9,831,146

Proposal 4 — Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
264,684,856	1,732,124	101,174	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2011

SIMON PROPERTY GROUP, INC.

	By:	/s/ James M. Barkley
James M. Barkley,
General Counsel and Secretary